UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
March 14, 2018
Date of report (Date of earliest event reported)

ROADRUNNER TRANSPORTATION SYSTEMS, INC.
(Exact Name of Registrant as Specified in Charter)

DELAWARE	001-34734	20-2454942
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1431 Opus Place, Suite 530 Downers Grove, Illinois		60515
(Address of Principal Executive Offices)		(Zip Code)
(414) 615-1500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

As described in Item 2.03 below, on March 14, 2018, we entered into a Third Amendment to Credit Agreement with BMO Harris Bank, N.A. and certain other lenders. The disclosure provided in Item 2.03 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 1.01.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On March 14, 2018, we and certain of our subsidiaries entered into a Third Amendment to Credit Agreement (the “Amendment”) with BMO Harris Bank, N.A., as Administrative Agent and a Lender, JPMorgan Chase Bank N.A., as a Lender, and Wells Fargo Bank, N.A., as a Lender. Pursuant to the Amendment, our Credit Agreement, dated July 21, 2017, as previously amended on December 15, 2017 and January 30, 2018, was further amended to, among other things: (i) extend the date for delivery of our consolidated financial statements for the first three quarters of 2017 (unaudited) until April 30, 2018; (ii) extend the date for delivery of our consolidated financial statements for fiscal year 2017 (audited) until June 30, 2018; (iii) expand the permitted amount of capital leases and purchase money indebtedness from $35,000,000 to $60,000,000; (iv) impose a requirement that we obtain a new appraisal for the vehicles pledged for the term loan within 60 days; (v) establish an additional availability reserve; and (vi) impose certain collateral reporting requirements.
The foregoing description of the terms of the Amendment and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Amendment, which is attached hereto as Exhibit 10.33(C).

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.
Not applicable.
(b)	Pro Forma Financial Information.
Not applicable.
(c)	Shell Company Transactions.
Not applicable.
(d)	Exhibits.
Exhibit
Number

10.33(C)	Third Amendment to Credit Agreement, dated March 14, 2018, among the Registrant, BMO Harris Bank N.A., the Lenders (as defined therein) and the other parties thereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROADRUNNER TRANSPORTATION SYSTEMS, INC.

Date: March 16, 2018	By:	/s/ Terence R. Rogers
Terence R. Rogers
Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

10.33(C)	Third Amendment to Credit Agreement, dated March 14, 2018, among the Registrant, BMO Harris Bank N.A., the Lenders (as defined therein) and the other parties thereto